                                                                  EXHIBIT  10.21


                  AMENDMENTS TO EQUIPMENT SUBLEASE AGREEMENTS


     Attached are amendments dated as of August 17, 1994 and October 26, 1994 to an equipment sublease agreement dated as of April 4, 1994 between the Company and American Western. Substantially identical agreements were entered into with PolyTech and Rhino-X on the same date.

               FIRST AMENDMENT TO EQUIPMENT SUBLEASE AGREEMENT


        THIS FIRST AMENDMENT TO EQUIPMENT SUBLEASE AGREEMENT (this "Amendment") is made as of the 17th day of August, 1994 by and between CARLISLE PLASTICS, INC. ("Sublessor") and AMERICAN WESTERN CORPORATION ("Sublessee").

                                 WITNESSETH:

        WHEREAS, Sublessor and Sublessee are parties to that certain Equipment Sublease Agreement dated as of April 4, 1994 (the "Sublease"), pursuant to which Sublessor has agreed to lease to Sublessee, and Sublessee has agreed to lease from Sublessor, the Equipment described in Equipment Schedule No. I dated as of April 4, 1994 (the "Equipment Schedule") which was executed pursuant thereto and formed a part thereof; and

        WHEREAS, Sublessor and Sublessee wish to amend the Equipment Schedule;

        NOW, THEREFORE, in consideration of the terms and conditions contained herein, the parties hereto agree as follows:

        1. CAPITALIZED TERMS. Unless otherwise specified herein, capitalized terms used but not otherwise defined herein shall have the same meaning assigned thereto in the Sublease.

        2. AMENDMENTS TO THE EQUIPMENT SCHEDULE. The Equipment Schedule is hereby amended as of the date hereof by deleting Annexes B, C and D thereto in their entirety and inserting Annexes B. C and D, each of which is attached hereto and made a part hereof, in lieu thereof.

        3.   REPRESENTATIONS AND WARRANTIES OF SUBLESSEE.  In order to  induce
Sublessor  to enter into this  Amendment.   Sublessee represents and warrants
to Sublessor:

           (a) After giving effect to this Amendment, the representations and warranties of Sublessor contained in the Sublease are true and correct on and as of the date hereof to the same extent as though made on and as of the date hereof except to the extent such representations and warranties specifically relate to an earlier date.

            (b) The execution, delivery and performance by Sublessee of this Amendment and each of the documents and agreements described herein to which Sublessee is a party are within its corporate powers and have been duly authorized by all necessary corporate action on the part of Sublessee, and this Amendment and such documents and agreements are the legal, valid and binding obligation of the Sublessee enforceable against Sublessee in accordance with their respective terms.

     4.   REFERENCE TO AND EFFECT ON THE SUBLEASE.
          ----------------------------------------

        4.1. Except as specifically amended above, the Sublease shall remain in full force and effect and is hereby ratified and confirmed.

        4.2. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Sublessor under the Sublease, or constitute a waiver of any provision of the Sublease. Upon the effectiveness of this Amendment, each reference in the Sublease to "this Agreement," "hereunder," "hereof," or words of similar import shall mean and be a reference to the Sublease as amended hereby.

     5.   MISCELLANEOUS.
          --------------

        5.1 ENTIRE AGREEMENT. This Amendment, including all schedules and other documents attached hereto or incorporated by reference herein, constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all other understandings, oral or written, with respect to the subject matter hereof.

        5.2. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

        5.3. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE AL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

        5.4. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

        5.5. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon each of the parties hereto and their respective successors and assigns.

        IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

                              CARLISLE PLASTICS, INC.,
                                 as Sublessor


                              By: /S/ MARIE B. HUMBERT
                                  ---------------------------------------
                                  Name:  Marie B. Humbert
                                  Title: Vice President - Finance of
                                         Carlisle Film Products Group

                              AMERICAN WESTERN CORPORATION,
                                 as Sublessee


                              By: /S/ MARIE B. HUMBERT
                                  ---------------------------------------
                                  Name:  Marie B. Humbert
                                  Title: Vice President - Finance

revised 7/94                                                         ANNEX B TO
               SCHEDULE OF STIPULATED LOSS VALUES            EQUIPMENT SCHEDULE
               ----------------------------------

                       PRINCIPAL         BALLOON       PRINCIPAL
DATE    PAYMENT         PAYMENTS         PAYMENT        BALANCE
- - - ----------------------------------------------------------------
Apr-94     0         0.0000000%                    100.0000000%
May-94     1         1.2962963%                     98.7037037%
Jun-94     2         1.2962963%                     97.4074074%
Jul-94     3         1.2962963%                     97.1111111%
Aug-94     4         1.2962963%                     94.8148148%
Sep-94     5         1.2962963%                     93.5185185%
Oct-94     6         1.2962963%                     92.2222222%
Nov-94     7         1.2962963%                     90.9259259%
Dec-94     8         1.2962963%                     89.6296296%
Jan-95     9         1.2962963%                     88.3333333%
Feb-95     10        1.2962963%                     87.0370370%
Mar-95     11        1.2962963%                     85.7407407%
Apr-95     12        1.2962963%                     84.4444444%
May-95     13        1.6111111%                     82.8333333%
Jun-95     14        1.6111111%                     81.2222222%
Jul-95     15        1.6111111%                     79.6111111%
Aug-95     16        1.6111111%                     78.0000000%
Sep-95     17        1.6111111%                     76.3888889%
Oct-95     18        1.6111111%                     74.7777778%
Nov-95     19        1.6111111%                     73.1666667%
Dec-95     20        1.6111111%                     71.5555556%
Jan-96     21        1.6111111%                     69.9444445%
Feb-96     22        1.6111111%                     68.3333334%
Mar-96     23        1.6111111%                     66.7222223%
Apr-96     24        1.6111111%                     65.1111112%
May-96     25        1.6111111%                     63.5000001%
Jun-96     26        1.6111111%                     61.8888890%
Jul-96     27        1.6111111%                     60.2777779%
Aug-96     28        1.6111111%                     58.6666668%
Sep-96     29        1.6111111%                     57.0555557%
Oct-96     30        1.6111111%                     55.4444446%
Nov-96     31        1.6111111%                     53.8333335%
Dec-96     32        1.6111111%                     52.2222224%
Jan-97     33        1.6111111%                     50.6111113%
Feb-97     34        1.6111111%                     49.0000002%
Mar-97     35        1.6111111%                     47.3888891%
Apr-97     36        1.6111111%                     45.7777780%
May-97     37        1.8518519%                     43.9259261%
Jun-97     38        1.8518519%                     42.0740742%
Jul-97     39        1.8518519%                     40.2222223%
Aug-97     40        1.8518519%                     38.3703704%
Sep-97     41        1.8518519%                     36.5185185%
Oct-97     42        1.8518519%                     34.6666666%
Nov-97     43        1.8518519%                     32.8148147%
Dec-97     44        1.8518519%                     30.9629628%
Jan-98     45        1.8518519%                     29.1111109%
Feb-98     46        1.8518519%                     27.2592590%
Mar-98     47        1.8518519%                     25.4074071%
Apr-98     48        1.8518519%                     23.5555552%
May-98     49        1.8148148%                     21.7407404%
Jun-98     50        1.8148148%                     19.9259256%
Jul-98     51        1.8148148%                     18.1111108%
Aug-98     52        1.8148148%                     16.2962960%
Sep-98     53        1.8148148%                     14.4814812%
Oct-98     54        1.8148148%                     12.6666664%
Nov-98     55        1.8148148%                     10.8518516%
Dec-98     56        1.8148148%                      9.0370368%
Jan-99     57        1.8148148%                      7.2222220%
Feb-99     58        1.8148148%                      5.4074072%
Mar-99     59        1.8148148%                      3.5925924%
Apr-99     60        1.8148148%      1.7777776%      0.0000000%

revised 7/94                                                         ANNEX C TO
                 SCHEDULE OF TERMINATION VALUES              EQUIPMENT SCHEDULE
                 ------------------------------

                       PRINCIPAL         BALLOON       PRINCIPAL
DATE    PAYMENT         PAYMENTS         PAYMENT        BALANCE
- - - ----------------------------------------------------------------
Apr-94     0         0.0000000%                    100.0000000%
May-94     1         1.2962963%                     98.7037037%
Jun-94     2         1.2962963%                     97.4074074%
Jul-94     3         1.2962963%                     97.1111111%
Aug-94     4         1.2962963%                     94.8148148%
Sep-94     5         1.2962963%                     93.5185185%
Oct-94     6         1.2962963%                     92.2222222%
Nov-94     7         1.2962963%                     90.9259259%
Dec-94     8         1.2962963%                     89.6296296%
Jan-95     9         1.2962963%                     88.3333333%
Feb-95     10        1.2962963%                     87.0370370%
Mar-95     11        1.2962963%                     85.7407407%
Apr-95     12        1.2962963%                     84.4444444%
May-95     13        1.6111111%                     82.8333333%
Jun-95     14        1.6111111%                     81.2222222%
Jul-95     15        1.6111111%                     79.6111111%
Aug-95     16        1.6111111%                     78.0000000%
Sep-95     17        1.6111111%                     76.3888889%
Oct-95     18        1.6111111%                     74.7777778%
Nov-95     19        1.6111111%                     73.1666667%
Dec-95     20        1.6111111%                     71.5555556%
Jan-96     21        1.6111111%                     69.9444445%
Feb-96     22        1.6111111%                     68.3333334%
Mar-96     23        1.6111111%                     66.7222223%
Apr-96     24        1.6111111%                     65.1111112%
May-96     25        1.6111111%                     63.5000001%
Jun-96     26        1.6111111%                     61.8888890%
Jul-96     27        1.6111111%                     60.2777779%
Aug-96     28        1.6111111%                     58.6666668%
Sep-96     29        1.6111111%                     57.0555557%
Oct-96     30        1.6111111%                     55.4444446%
Nov-96     31        1.6111111%                     53.8333335%
Dec-96     32        1.6111111%                     52.2222224%
Jan-97     33        1.6111111%                     50.6111113%
Feb-97     34        1.6111111%                     49.0000002%
Mar-97     35        1.6111111%                     47.3888891%
Apr-97     36        1.6111111%                     45.7777780%
May-97     37        1.8518519%                     43.9259261%
Jun-97     38        1.8518519%                     42.0740742%
Jul-97     39        1.8518519%                     40.2222223%
Aug-97     40        1.8518519%                     38.3703704%
Sep-97     41        1.8518519%                     36.5185185%
Oct-97     42        1.8518519%                     34.6666666%
Nov-97     43        1.8518519%                     32.8148147%
Dec-97     44        1.8518519%                     30.9629628%
Jan-98     45        1.8518519%                     29.1111109%
Feb-98     46        1.8518519%                     27.2592590%
Mar-98     47        1.8518519%                     25.4074071%
Apr-98     48        1.8518519%                     23.5555552%
May-98     49        1.8148148%                     21.7407404%
Jun-98     50        1.8148148%                     19.9259256%
Jul-98     51        1.8148148%                     18.1111108%
Aug-98     52        1.8148148%                     16.2962960%
Sep-98     53        1.8148148%                     14.4814812%
Oct-98     54        1.8148148%                     12.6666664%
Nov-98     55        1.8148148%                     10.8518516%
Dec-98     56        1.8148148%                      9.0370368%
Jan-99     57        1.8148148%                      7.2222220%
Feb-99     58        1.8148148%                      5.4074072%
Mar-99     59        1.8148148%                      3.5925924%
Apr-99     60        1.8148148%      1.7777776%      0.0000000%

revised 7/94                                                         ANNEX D TO
                PRINCIPAL AMORTIZATION SCHEDULE              EQUIPMENT SCHEDULE
                -------------------------------
                      PRINCIPAL        BALLOON       PRINCIPAL
DATE    PAYMENT        PAYMENTS        PAYMENT        BALANCE
- - - ---------------------------------------------------------------
Apr-94     0         0.0000000%                    100.0000000%
May-94     1         1.2962963%                     98.7037037%
Jun-94     2         1.2962963%                     97.4074074%
Jul-94     3         1.2962963%                     97.1111111%
Aug-94     4         1.2962963%                     94.8148148%
Sep-94     5         1.2962963%                     93.5185185%
Oct-94     6         1.2962963%                     92.2222222%
Nov-94     7         1.2962963%                     90.9259259%
Dec-94     8         1.2962963%                     89.6296296%
Jan-95     9         1.2962963%                     88.3333333%
Feb-95     10        1.2962963%                     87.0370370%
Mar-95     11        1.2962963%                     85.7407407%
Apr-95     12        1.2962963%                     84.4444444%
May-95     13        1.6111111%                     82.8333333%
Jun-95     14        1.6111111%                     81.2222222%
Jul-95     15        1.6111111%                     79.6111111%
Aug-95     16        1.6111111%                     78.0000000%
Sep-95     17        1.6111111%                     76.3888889%
Oct-95     18        1.6111111%                     74.7777778%
Nov-95     19        1.6111111%                     73.1666667%
Dec-95     20        1.6111111%                     71.5555556%
Jan-96     21        1.6111111%                     69.9444445%
Feb-96     22        1.6111111%                     68.3333334%
Mar-96     23        1.6111111%                     66.7222223%
Apr-96     24        1.6111111%                     65.1111112%
May-96     25        1.6111111%                     63.5000001%
Jun-96     26        1.6111111%                     61.8888890%
Jul-96     27        1.6111111%                     60.2777779%
Aug-96     28        1.6111111%                     58.6666668%
Sep-96     29        1.6111111%                     57.0555557%
Oct-96     30        1.6111111%                     55.4444446%
Nov-96     31        1.6111111%                     53.8333335%
Dec-96     32        1.6111111%                     52.2222224%
Jan-97     33        1.6111111%                     50.6111113%
Feb-97     34        1.6111111%                     49.0000002%
Mar-97     35        1.6111111%                     47.3888891%
Apr-97     36        1.6111111%                     45.7777780%
May-97     37        1.8518519%                     43.9259261%
Jun-97     38        1.8518519%                     42.0740742%
Jul-97     39        1.8518519%                     40.2222223%
Aug-97     40        1.8518519%                     38.3703704%
Sep-97     41        1.8518519%                     36.5185185%
Oct-97     42        1.8518519%                     34.6666666%
Nov-97     43        1.8518519%                     32.8148147%
Dec-97     44        1.8518519%                     30.9629628%
Jan-98     45        1.8518519%                     29.1111109%
Feb-98     46        1.8518519%                     27.2592590%
Mar-98     47        1.8518519%                     25.4074071%
Apr-98     48        1.8518519%                     23.5555552%
May-98     49        1.8148148%                     21.7407404%
Jun-98     50        1.8148148%                     19.9259256%
Jul-98     51        1.8148148%                     18.1111108%
Aug-98     52        1.8148148%                     16.2962960%
Sep-98     53        1.8148148%                     14.4814812%
Oct-98     54        1.8148148%                     12.6666664%
Nov-98     55        1.8148148%                     10.8518516%
Dec-98     56        1.8148148%                      9.0370368%
Jan-99     57        1.8148148%                      7.2222220%
Feb-99     58        1.8148148%                      5.4074072%
Mar-99     59        1.8148148%                      3.5925924%
Apr-99     60        1.8148148%      1.7777776%      0.0000000%

               AMENDMENT NO. 2 TO EQUIPMENT SUBLEASE AGREEMENT
               -----------------------------------------------

        This Amendment No. 2 to Equipment Sublease Agreement (this "Amendment") is dated as of October 25, 1994, between Carlisle Plastics, Inc., ("Sublessor") and American Western Corporation ("Sublessee").

                                   RECITALS
                                   --------

        A. Sublessee and Sublessor are parties to an Equipment Sublease Agreement dated as of April 4, 1994 (as amended to date, the "Sublease"). Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Sublease.

        B. Sublessee and Sublessor have agreed to amend the Maximum Capital Expenditure and Debt to Equity Ratio covenants in the Sublease as provided below.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                Amendment.
                ----------

                (a) Section 15(a) of the Sublease is hereby amended by deleting the period at the end thereof, substituting a semi-colon therefor and adding immediately after clause (10) thereof the word "or" and the following new clause (11):

               (11) Lessee shall fail to raise the
                    Additional Capital by February 22, 1995, and, at any time after such failure, Lessee shall fail to maintain a weekly average of unused Borrowing Availability (as defined in the Credit Agreement) and Excess Availability (as defined in the Receivables Funding Facility) in the aggregate of not less than Ten Million Dollars ($10,000,000), measured on a weekly basis for the prior week.

                (b) Exhibit B to the Sublease is hereby amended by inserting therein in proper alphabetical order the following new definition:

               "ADDITIONAL   CAPITAL"   shall    mean
               additional debt or equity capital of Lessee in an amount at least Seven Million Dollars ($7,000,000) in excess of Lessee's total capital as of October 25, 1994, the terms and conditions of which must be satisfactory to Lessor in its sole discretion.

                (c) Section (a) of Exhibit G-1 to the Sublease is hereby amended by deleting the following in its entirety:

            January 1, 1994, through December 31, 1994          $16,000,000
            January 1, 1995, through December 31, 1995          $12,000,000

and substituting the following in lieu therefor:

            January 1, 1994, through December 31, 1994          $19,400,000
            January 1, 1995, through December 31, 1995          $11,000,000

                (d) Section (e) of Exhibit G-1 to the Sublease is hereby amended by deleting such section in its entirety and substituting the following in lieu therefor:

              (e)   Maximum Funded Debt to Equity
                    Ratio. Lessee and its subsidiaries on a Consolidated basis shall have and shall maintain at all times during the periods set forth below a ratio of (i) Funded Debt to (ii) Equity of not more than the ratios set forth opposite each of such periods:


                Lease Commencement Date through         3.1 to 1.0
                    December 31, 1995

                January 1, 1996 through June 30, 1999   3.0 to 1.0

                (e) Section 2.3 of Exhibit N to the Sublease is hereby amended by deleting the word "and" prior to the clause (xii) thereof and by adding immediately after clause (xii) thereof before the period at the end thereof the following new clause (xiii):

        and (xiii) any Indebtedness incurred to raise  the Additional Capital.

        CLOSING  CONDITION.  This Amendment shall be  effective upon   the
receipt  by  Sublessee  and  Sublessor  of   executed counterparts  of  this
Amendment or of telecopied confirmation of the execution and mailing of this Amendment.

        COUNTERPARTS.   This Amendment may be executed  by  the parties  hereto
in several counterparts, each of which taken together shall constitute one and the same agreement.

        RATIFICATION. Except as expressly amended hereby, all of the representations, warranties, provisions, covenants, terms and conditions of the Sublease shall remain unaltered and in full force and effect as amended hereby. Upon execution and delivery of this Amendment, no Default has occurred and is continuing.

        IN WITNESS WHEREOF, Sublessee and Sublessor have caused this Amendment to be duly executed as of the day and year first set forth above.

                              CARLISLE PLASTICS, INC.



                              By:  /S/ PATRICK J. O'LEARY
                                   -------------------------------------
                              Its: Chief Financial Officer


                              AMERICAN WESTERN CORPORATION



                              By:  /S/ MARIE B. HUMBERT
                                   -------------------------------------
                              Its: Vice President - Finance